UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 28, 2022

CHARAH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38523	82-4228671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12601 Plantside Drive Louisville, Kentucky	40299
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (502) 245-1353

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHRA	New York Stock Exchange
8.50% Senior Notes due 2026	CHRB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 28, 2022, Charah Solutions, Inc. (the “Company”) received a notice (the “Notice”) from the New York Stock Exchange (the “NYSE”) that it is not in compliance with Section 802.01C of the NYSE Listed Company Manual because the average closing price of the Company’s common stock, par value $0.01 per share (the “Common Stock”), was less than $1.00 over a consecutive 30 trading-day period. The Notice has no immediate impact on the listing of the Company’s Common Stock, which will continue to be listed and traded on the NYSE during this period, subject to the Company’s compliance with other listing standards, under the symbol “CHRA.”

The Company has six months following receipt of the Notice to regain compliance with the minimum share price requirement. The Company may regain compliance at any time during the six-month cure period if on the last trading day of any calendar month during the six-month cure period the Common Stock has a closing share price of at least $1.00 and an average closing share price of at least $1.00 over the 30 trading-day period ending on the last trading day of that month. If the Company is unable to regain compliance with the NYSE’s continued listing standards within this period, the NYSE will initiate procedures to suspend and delist the Common Stock.

As required by Section 802.01C, the Company will notify the NYSE within 10 business days of receipt of the Notice that it intends to cure the stock price deficiency and to return to compliance with the NYSE’s continued listing standards. The Company is considering all available options to regain compliance with the NYSE’s continued listing standards, including through the implementation of the one-for-ten reverse stock split of the Company’s Common Stock as further discussed under Item 3.03 of this Current Report on Form 8-K, in order for the Company to seek to increase the closing share price of the Common Stock and regain compliance with the NYSE’s continued listing standards. The reverse stock split is, absent other factors, expected to proportionately increase the share price of the Company’s Common Stock to a level above the current market trading price, although there is no assurance that this will occur. Additionally, there is no assurance that the reverse stock split will allow the Company to regain compliance with the NYSE’s continued listing standards.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the previously announced one-for-ten reverse stock split (the “Reverse Stock Split”) of shares of Common Stock of the Company, the Company has filed a Certificate of Amendment (the “Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Amendment, effective as of 5:00 p.m. Eastern Time on December 29, 2022 (the “Effective Time”), converted every ten shares of the issued and outstanding Common Stock at the Effective Time into one share of Common Stock of the Company, par value $0.01 per share. The Common Stock will begin trading on a reverse split-adjusted basis on the New York Stock Exchange (the “NYSE”) at the opening of trading on December 30, 2022. The Common Stock will continue trading on the NYSE under the symbol “CHRA” with a new CUSIP number (15957P 303).

The Reverse Stock Split did not change the number of authorized shares under the Company’s Amended and Restated Certificate of Incorporation, which continues to consist of 250,000,000 shares, of which 50,000,000 shares are designated as preferred stock and 200,000,000 shares are designated as Common Stock. The Reverse Stock Split also did not affect the number of shares of issued and outstanding preferred stock, par value $0.01 per share, designated as “Series A Preferred Stock” or “Series B Preferred Stock”; however, the conversion rights of the Series A Preferred Stock and Series B Preferred Stock into Common Stock have been automatically and proportionately adjusted in relation to the Reverse Stock Split.

Pursuant to the Amendment, any fraction of a share of Common Stock that would otherwise have resulted from the Reverse Stock Split will be settled by cash payment, calculated according to the closing price per share of the Common Stock as reported on the NYSE as of December 29, 2022. The Reverse Stock Split affected all record holders of the Common Stock uniformly and did not affect any record holder’s percentage ownership interest in the Company, except for de minimis changes as a result of the elimination of fractional shares.  Holders of Common Stock who hold in “street name” in their brokerage accounts do not have to take any action as a result of the Reverse Stock Split. Their accounts will be automatically adjusted to reflect the number of shares owned. Stockholders of record will be receiving information from American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, and exchange agent for the Reverse Stock Split, regarding their stock ownership following the Reverse Stock Split and cash in lieu of fractional share payments, if applicable.

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The foregoing description of the Amendment is a summary and is qualified in its entirety by the terms of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On December 28, 2022, the Company issued a press release announcing the effectiveness of the Reverse Stock Split. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On December 30, 2022, the Company issued a press release announcing that it had received a notice of noncompliance with the NYSE’s continued listing standards. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 and Exhibit 99.2, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

This Current Report on Form 8-K contains certain “forward-looking statements.” All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, are forward-looking statements. These statements are based on certain assumptions made by the Company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause the Company’s actual results to differ materially from those implied or expressed by the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 8.01	Other Events.

Adjustment to Equity Plans and Awards

At the Effective Time, the aggregate number of shares of Common Stock issuable under the Charah Solutions, Inc. 2018 Omnibus Incentive Plan (the “Plan”) was ratably adjusted to reflect the Reverse Stock Split. The number of shares of Common Stock issuable pursuant to equity and equity-based awards outstanding under the Plan was also ratably adjusted at the Effective Time to reflect the Reverse Stock Split.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Charah Solutions, Inc.
99.1*	Press release dated December 28, 2022
99.2*	Press release dated December 30, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Furnished herewith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARAH SOLUTIONS, INC

	By:	/s/ Jonathan Batarseh
	Name:	Jonathan Batarseh
	Title:	President and Chief Executive Officer

Dated: December 30, 2022

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